Exhibit 99.1


                            IMPORTANT TAX INFORMATION


      This tax information is provided in connection with the information statement/prospectus of LP Innovations, Inc. dated [ ], 2003. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the information statement/prospectus.

      Under current United States federal income tax laws, dividend payments that may be made by LPI or CMRG with respect to shares of their common stock (including CMRG's distribution of LPI common stock to the extent it may be treated as a dividend) may be subject to backup withholding. Generally, such payments will be subject to backup withholding unless the holder (i) is exempt from backup withholding or (ii) on a Form W-9 or a substitute thereof, furnishes the payer with the correct taxpayer identification number ("TIN") of the record owner of the shares and certifies that the number provided is correct and further certifies that (x) such holder is not subject to backup withholding as a result of a failure to report all interest or dividend income or (y) the Internal Revenue Service ("IRS") has notified such holder that it is no longer subject to backup withholding. To avoid backup withholding, each holder should provide CMRG and LPI, or their Distribution Agent, with the two completed Substitute Forms W-9 below: one for each of CMRG and LPI.

      If the record owner is an individual, the TIN is the taxpayer's social security number. For most other entities, the TIN is the employer identification number. If the shares of common stock are held in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Request for Taxpayer Identification Number and Certification on Substitute Form W-9 for additional guidelines on what number to report. If the holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, he should write "Applied For" in the space provided for in the TIN in Part I, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and payment is made with respect to stock held before the distributing corporation (CMRG or LPI) or its Distribution Agent, as the case may be, is provided with a TIN, the applicable entity may retain the applicable federal income tax withholding percentage of any payment and either remit such amount to the IRS if such TIN is not provided within 60 days or pay over such retained amount to the stockholder upon the furnishing of a TIN within 60 days. If the distributing corporation (CMRG or LPI) or its Distribution Agent, as the case may be, is not provided with an TIN in connection with such payments, the holder may be subject to a $50.00 penalty imposed by the IRS.

      Certain holders (including, among others, all corporations and certain foreign holders) are exempt from these backup withholding requirements. Exempt holders, other than foreign holders, while not required to file Substitute Form W-9, should file two Substitute Forms W-9 (one for each of CMRG and LPI) and write "exempt" on the face of each to avoid possible erroneous backup withholding. Foreign holders not subject to backup withholding should complete and submit to the Distribution Agent two Forms W-8BEN (Certificate of Foreign Status of Beneficial Owner For U.S. Withholding), and/or other applicable Forms W-8 (one for each of CMRG and LPI), instead of Substitute Forms W-9. Such forms may be obtained from the Distribution Agent. See the enclosed Guidelines for Request for Taxpayer Identification Number and Certification on Substitute Form W-9 for additional instructions.

      If backup withholding applies, the distributing corporation (CMRG or LPI) or its Distribution Agent, as the case may be, will be required to withhold a portion of any dividend payments, computed at the applicable rate, made to a holder of common stock. Backup withholding is not an

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additional tax. Rather, the amount of backup withholding is treated, like other withheld amounts, as an advance payment of the person's tax liability, and the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

              REQUESTER'S NAME: [________________________________]
               Give Form to the Requester. Do NOT send to the IRS.

---------------------------------------------------------------------------
Name (if a joint account or you changed your name, see enclosed Guidelines)
---------------------------------------------------------------------------
Business name, if different above.
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Check appropriate box:  |_| Individual/Sole Proprietor      |_| Corporation
      |_| Partnership   |_| Other
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Address (number, street, and apt. or suite no.)
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City, state and ZIP code.


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SUBSTITUTE      PART I--Taxpayer               Social Security Number
Form W-9        Identification                          OR
Department of   Number (TIN).             Employer Identification Number
the Treasury    Enter your TIN on
Internal        the appropriate            ____________________________
Revenue Service line.  For most
                individuals, this    Note:  If the account is in more than
                is your social       one name, see the chart in the enclosed
                security number      Guidelines to determine what number to
                (SSN). For most      give.
                other entities, it
                is your employer
                identification
                number (EIN). If you
                do not have a number,
                write "Applied For"
                in the space in the
                right. See How to Get
                a TIN in the enclosed
                GUIDELINES.
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                PART II--Certification

                Under the penalties of perjury, I certify that:

                (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

                (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding; or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends; or (c) the IRS has notified me that I am no longer subject to backup withholding; and

                (3)    I am a U.S. person (including a U.S. resident alien).

                Certification Instructions--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because you have failed to report all interest and dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

                The Internal Revenue Service does not require your consent to any provision of this document other than the certificates required to avoid backup withholding.

                SIGNATURE ______________________ DATE ___________________

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NOTE: FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING AT THE
      APPLICABLE RATE ON ANY PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR REQUEST FOR TAXPAYER IDENTIFICATION NUMBER AND CERTIFICATION ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.


              REQUESTER'S NAME: [________________________________]

              Give Form to the Requester. Do NOT send to the IRS.
---------------------------------------------------------------------------
Name (if a joint account or you changed your name, see enclosed Guidelines)
---------------------------------------------------------------------------
Business name, if different above.
---------------------------------------------------------------------------
Check appropriate box:  |_| Individual/Sole Proprietor      |_| Corporation
      |_| Partnership   |_| Other
---------------------------------------------------------------------------
Address (number, street, and apt. or suite no.)
---------------------------------------------------------------------------
City, state and ZIP code.


------------------------------------------------------------------------------
SUBSTITUTE      PART I--Taxpayer               Social Security Number
Form W-9        Identification                          OR
Department of   Number (TIN).             Employer Identification Number
the Treasury    Enter your TIN on
Internal        the appropriate            ____________________________
Revenue Service line.  For most
                individuals, this    Note:  If the account is in more than
                is your social       one name, see the chart in the enclosed
                security number      Guidelines to determine what number to
                (SSN).  For most     give.
                other entities,
                it is your employer
                identification number
                (EIN). If you do not
                have a number, write
                "Applied For" in the
                space in the right.
                See How to Get a TIN
                in the enclosed
                GUIDELINES.

------------------------------------------------------------------------------
                PART II--Certification

                Under the penalties of perjury, I certify that:

                (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

                (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding; or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends; or (c) the IRS has notified me that I am no longer subject to backup withholding; and

                (3)    I am a U.S. person (including a U.S. resident alien).

                Certification Instructions--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because you have failed to report all interest and dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

                The Internal Revenue Service does not require your consent to any provision of this document other than the certificates required to avoid backup withholding.

                SIGNATURE _____________________ DATE_____________________

------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING AT THE
      APPLICABLE RATE ON ANY PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR REQUEST FOR TAXPAYER IDENTIFICATION NUMBER AND CERTIFICATION ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

               GUIDELINES FOR REQUEST FOR TAXPAYER IDENTIFICATION
                 NUMBER AND CERTIFICATION ON SUBSTITUTE FORM W-9


What Name and Number to Give the Requester

Name

      If you are an individual, you must generally enter the name shown on your Social Security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change, enter your first name, the last name shown on your Social Security card, and your new last name. If the account is in joint names, list first and then circle the name of the person or entity whose number you enter in Part I of the form.

      Sole Proprietor--You must enter your individual name as shown on your Social Security card on the name line. You may enter your business, trade or "doing business as" name on the business name line.

      Limited Liability Company (LLC)--If you are a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Treasury regulations Section 301.7701-3, enter the owner's name on the name line. Enter the LLC's name on the business name line. A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

      Other Entities--Enter the business name as shown on required federal income tax documents on the name line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade or "doing business as" name on the business name line.

Taxpayer Identification Number (TIN)

      You must enter your taxpayer identification number in the appropriate box. If you are a resident alien and you do not have and are not eligible to get a Social Security number, your taxpayer identification number is your IRS individual taxpayer identification number (ITIN). Enter it in the Social Security number box. If you do not have an individual taxpayer identification number, see How to Get a TIN below. If you are a sole proprietor and you have an employer identification number, you may enter either your Social Security number or employer identification number. However, using your employer identification number may result in unnecessary notices to the requester, and the IRS prefers that you use your Social Security number. If you are an LLC that is disregarded as an entity separate from its owner under Treasury regulations Section 301.7701-3, and are owned by an individual, enter the owner's Social Security number. If the owner of a disregarded LLC is a corporation, partnership, etc., enter the owner's employer identification number. See the chart below for further clarification of name and TIN combinations.

      Social Security numbers (SSN's) have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers (EIN's) have nine digits separated by only one hyphen: i.e. 00-0000000.

      The table below will help determine the number to give the requester.


For this type of account:       Give Name and SSN of          For this type of account:     Give Name and SSN:
-------------------------       --------------------          -------------------------     ------------------

1.   Individual account         The individual                6.   A valid trust, estate    Legal entity
                                                                   or pension (4)
2.   Two or more individuals    The actual owner of           7.   Corporation              The corporation
     (joint account)            the account or, if
                                combined funds, the
                                first individual on
                                the account (1)

3.   Custodian account of a     The minor(2)                  8.   Association, club,       The organization
     minor (Uniform Gift to                                        religious, charitable,
     Minors Act)                                                   educational or other
                                                                   tax-exempt organization

4.   a.  The usual revocable    The grantor-trustee(1)        9.   Partnership              The partnership
     savings trust (grantor
     is also trustee)
     b.  The so-called trust    The actual owner(1)           10.  A broker or registered   The broker or nominee
     account that is not a                                         nominee
     legal or valid trust
     under state law

5.   Sole proprietorship        The owner(3)                  11.  Account with the         The public entity
                                                                   Department of
                                                                   Agriculture in the
                                                                   name of a public
                                                                   entity (such as a
                                                                   state or local
                                                                   government, school
                                                                   district, or prison)
                                                                   that receives
                                                                   agricultural program
                                                                   payments
---------------------------------------------------------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security number, that person's number must be furnished.

(2)   Circle the minor's name and furnish the minor's Social Security number.

(3) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your Social Security number or employer identification number (if you have one).

(4) List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

               GUIDELINES FOR REQUEST FOR TAXPAYER IDENTIFICATION
                 NUMBER AND CERTIFICATION ON SUBSTITUTE FORM W-9
                                     Page 2

How to Get a TIN

If you do not have a taxpayer identification number, apply for one immediately. To apply for a Social Security number, get Form SS-5, Application for a Social Security Number Card, from your local Social Security Administration office. Get Form W-7 to apply for an individual taxpayer identification number or Form SS-4, Application for Employer Identification Number, to apply for an employer identification number. You can get Forms W-7 and SS-4 from the IRS.

Payees Exempt From Backup Withholding

For interest and dividends, the following payees are exempt from backup withholding:

     o    A corporation.

     o    A financial institution.

     o An organization exempt from tax under section 501(a) of the Internal Revenue Code of 1986, as amended (the "Code"), an individual retirement account (IRA), or a custodial account under section 403(b)(7) of the Code if the account satisfies the requirements of section 401(f)(2) of the Code.

     o    The United States or any of its agencies or instrumentalities.

     o A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

     o A foreign government or any of its political subdivisions, agencies or instrumentalities.

     o An international organization or any of its agencies or instrumentalities.

     o A dealer in securities or commodities required to register in the United States, the District of Columbia or a possession of the United States.

     o    A real estate investment trust.

     o A common trust fund operated by a bank under section 584(a) of the Code.

     o An entity registered at all times during the tax year under the Investment Company Act of 1940.

     o    A foreign central bank of issue.

     o A middleman known in the investment community as a nominee or custodian.

     o    A trust exempt from tax under section 664 of the Code or described in section 4947 of the Code.

Payments Exempt From Backup Withholding

Dividends and patronage dividends that are generally exempt from backup withholding include:

     o Payments to nonresident aliens subject to withholding under section 1441 of the Code.

     o Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

     o    Payments of patronage dividends not paid in money.

     o    Payments made by certain foreign organizations.

     o    Distributions made by an ESOP pursuant to section 404(k) of the Code.


Interest payments that are generally exempt from backup withholding include:

     o Payments of interest on obligations issued by individuals. Note, however, that such a payment may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business, and you have not provided your correct taxpayer identification number or you have provided an incorrect taxpayer identification number to the payer.

     o Payments of tax-exempt interest (including exempt-interest dividends under section 852 of the Code).

     o Payments described in section 6049(b)(5) of the Code to nonresident aliens.

     o    Payments on tax-free covenant bonds under section 1451 of the Code.

     o    Payments made by certain foreign organizations.


Payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N of the Code, and their regulations.

      If you are exempt from backup withholding, you should still complete and file Substitute Form W-9 to avoid possible erroneous backup withholding. Enter your correct taxpayer identification number in Part I, write "Exempt" in Part II, and sign and date the form and return it to the requester.

      If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester a completed Form W-8, Certificate of Foreign Status.

Privacy Act Notice.- Section 6109 of the Code requires you to give your correct taxpayer identification number to persons who must file information returns with the IRS to report interest, dividends and certain other income paid to you. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states, and the District of

Columbia to carry out their tax laws. You must provide your taxpayer identification number whether or not you are required to file a tax return. Payers must generally withhold a portion, computed at the applicable rate on taxable dividends and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Failure to Furnish Taxpayer Identification Number.- If you fail to furnish your correct taxpayer identification number to a requester, you are subject to a penalty of $50.00 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding.- If you make a false statement with no reasonable basis which results in no backup withholding, you are subject to a $500.00 penalty.

(3) Criminal Penalty for Falsifying Information.- Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.


    FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX CONSULTANT OR THE INTERNAL
                                REVENUE SERVICE.